UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 26, 2020 (May 20, 2020)

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
110 West Front Street, Red Bank, New Jersey 07701
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange in which registered
Common stock, $0.01 par value per share	OCFC	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 7.0% Series A Non-Cumulative, perpetual preferred stock)	OCFCP	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The term of Steven E. Brady, a member of the Board of Directors of the Registrant, expired at the conclusion of the Registrant’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 20, 2020. Notice of the expiration of Mr. Brady’s term from the Boards of the Registrant and OceanFirst Bank, N.A. (the “Bank”), the Registrant’s banking subsidiary, was reported in the 8-K filed with the SEC on March 31, 2020.

At the 2020 Annual Meeting, the stockholders approved the OceanFirst Financial Corp. 2020 Stock Incentive Plan (the “Plan”). A description of the material features of the Plan and a full copy was included in the proxy statement filed with the SEC on April 22, 2020. The form of the Award Agreements for the Plan is filed with this Form 8-K as Exhibits 10.41 and 10.42.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant’s 2020 Annual Meeting was held on May 20, 2020. A total of 53,271,770 shares were present or represented by proxy at the Annual Meeting. The matters considered and voted on by the Registrant’s stockholders at the Annual Meeting and the votes of the stockholders were as follows:

Matter 1.	The election of fourteen directors, each for a one-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Angelo Catania	44,617,560	1,270,449	7,383,761
Anthony Coscia	36,800,946	9,087,063	7,383,761
Michael D. Devlin	34,653,312	11,252,697	7,383,761
Jack M. Farris	43,353,180	2,534,829	7,383,761
Kimberly M. Guadagno	43,617,779	2,270,230	7,383,761
Nicos Katsoulis	34,630,479	11,257,530	7,383,761
John K. Lloyd	43,683,271	2,204,738	7,383,761
Christopher D. Maher	37,065,591	8,822,418	7,383,761
William D. Moss	36,374,373	9,513,636	7,383,761
Joseph M. Murphy, Jr.	36,374,188	9,513,821	7,383,761
Steven M. Scopellite	44,847,082	1,040,927	7,383,761
Grace C. Torres	43,625,524	2,262,485	7,383,761
Grace Vallacchi	36,173,063	9,714,946	7,383,761
John E. Walsh	44,243,379	1,644,630	7,383,761

Matter 2.    An advisory (non-binding) vote to approve the compensation paid to the
Registrant’s named executive officers.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
37,314,668	8,191,825	381,516	7,383,761

Matter 3.	The approval of the OceanFirst Financial Corp. 2020 Stock Incentive Plan.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
44,450,099	1,193,399	244,511	7,383,761

Matter 4.	The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Registrant for the fiscal year ending December 31, 2020.

Shares Voted For	Shares Voted Against	Shares Voted Abstain	Broker Non-Votes
52,577,739	621,252	72,779	—

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

10.40	Form of OceanFirst Financial Corp. 2020 Stock Incentive Plan Award Agreement for Stock Options
10.41	Form of OceanFirst Financial Corp. 2020 Stock Incentive Plan Award Agreement for Time-Vested Stock Awards
10.42	Form of OceanFirst Financial Corp. 2020 Stock Incentive Plan Performance Based Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Dated:	May 26, 2020	/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description
10.40	Form of OceanFirst Financial Corp. 2020 Stock Incentive Plan Award Agreement for Stock Options
10.41	Form of OceanFirst Financial Corp. 2020 Stock Incentive Plan Award Agreement for Time-Vested Stock Awards
10.42	Form of OceanFirst Financial Corp. 2020 Stock Incentive Plan Performance Based Stock Award Agreement